Supplement dated July 1, 2010
to the Class J Prospectus
for Principal Funds, Inc.
dated March 16, 2010

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Effective July 1, 2010, in the first sentence under the table on page 12, delete 0.40% and substitute 0.35%.

MANAGEMENT OF THE FUNDS
Fees Paid to Principal
Effective July 1, 2010, add the following information before the paragraph that begins, “The Fund operates as a
Manager of Managers”:

The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees
(expressed as a percent of average net assets on an annualized basis) not to exceed 0.35% for Class J shares.
The expense limit may be terminated at any time.